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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                             Datalink Corporation

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       Minnesota                                                      41-0856543

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(State of Incorporation or Organization)                          (IRS Employer
                                                             Identification No.)

7423 Washington Avenue South, Minneapolis, MN                              55439

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(Address of Principal Executive Offices)                              (Zip Code)



Securities to be registered pursuant to Section (12)b of the Act:

      Title of each class                  Name of each exchange on which
      to be so registered                  each class is to be registered
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Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock, $.001 Par Value

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                               (Title of Class)


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                               (Title of Class)


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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The registrant incorporates by reference the description of its securities to be contained under the caption "Description of Capital Stock" in the Prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933 for the registrant's Registration Statement on Form S-1 under the Securities Act of 1933 (Reg. No. 333-55935). Such Prospectus is deemed incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS.

         The following exhibits are incorporated herein by reference to the Exhibits to the registrant's Registration Statement under the Securities Act of 1933 (Reg. No. 333-55935):

           Exhibit                               Method of Filing
           -------                               ----------------

1.       Specimen Common Stock Certificate    Incorporated by Reference to
                                              Exhibit 4.1 of Amendment No. 1 to
                                              Reg. No. 333-55935

2.       Amended and Restated Articles        Incorporated by Reference to
         of Incorporation of Datalink         Exhibit 3.1 of Reg. No. 333-55935
         Corporation

3.       Restated Bylaws of Datalink          Incorporated by Reference to
         Corporation                          Exhibit 3.2 of Reg. No. 333-55935






















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                                  SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 31, 1998                        DATALINK CORPORATION

                                            By:/s/Greg R. Meland
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                                                Greg R. Meland,
                                                Chief Executive Officer